UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2025

To Our Shareholders,

For the six months ended June 30, 2025, the net asset value (NAV) total return of The Gabelli Healthcare & WellnessRx Trust (the Fund) was (1.0)%, compared with a total return of (1.1)% for the Standard & Poor’s (S&P) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 1.3%. The Fund’s NAV per share was $10.59, while the price of the publicly traded shares closed at $9.45 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2025.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including issuers in emerging markets.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The stock market got off to a challenging start to the year-2025, driven by policy uncertainty and the threat of a trade war. Significant government spending cuts and layoffs are necessary given our enormous debt and deficits but may not have been carried out in the most well planned or thought out manner. Likewise, it is undeniable that there are significant imbalances in global trade, including tariff levels and other trade barriers, but an escalating trade war is harmful for everyone. Despite this, the economy remained strong throughout the quarter, particularly the jobs and unemployment numbers. Inflation is moving towards the Federal Reserve’s 2% goal, but at a very slow pace, prompting them to delay any potential interest rate cuts further into the future.

Healthcare stocks lagged the broader market in the second quarter due in large part to political debates around Medicaid cuts and tariffs. President Trump’s tax and reconciliation bill included almost $1 trillion lower growth in Medicaid spending over the next decade, although most changes do not begin until 2028 and are phased in over many years. Branded pharmaceutical companies including Johnson & Johnson (-7%), Eli Lilly (-5%) and others have committed over $100 billion to build new drug manufacturing plants in the United States over the next several years, but still may get hit with additional industry specific tariffs in the coming months. Health insurance companies led by UnitedHealth (-40%), Elevance (-10%), and Centene (-11%) weighed heavily on the industry as they reported cost challenges across most of their government businesses. They continue to see high healthcare utilization which benefits hospitals like HCA Healthcare (+11%) and Tenet Healthcare (+31%), diagnostic testing company Labcorp (+13%), and drug wholesalers McKesson (+9%) and Cencora (+8%). Biotechnology company Halozyme (-18%) was weak as the government signaled it may include the company’s products in future rounds of Medicare price negotiations.

Our top contributors to the portfolio during the period included Tenet Healthcare Corp. (3.3% of total investments as of June 30, 2025), which operates as a diversified healthcare services company in the United States. The company operates through two segments: Hospital Operations and Ambulatory; CVS Health, Corp. (1.6%), which provides health solutions in the United States. It operates through Health Care Benefits, Health Services, and Pharmacy & Consumer Wellness segments; and Option Care Health, Corp., Inc. (2.5%), which offers home and alternate site infusion services in the United States.

Detractors to performance for the period included: UnitedHealth Group Inc. (1.2%), which operates as a health care company in the United States and internationally. The company operates through four segments: UnitedHealthcare, Optum Health, Optum Insight, and Optum Rx; Avantor, Inc. (1.1%), which engages in the provision of mission-critical products and services to customers in the biopharma, healthcare, education and government, advanced technologies, and applied materials industries in the Americas, Europe, Asia, the Middle East, and Africa; and Teva Pharmaceutical Industries, Ltd.(1.7%), which develops, manufactures, markets, and distributes generic and other medicines, and biopharmaceutical products in the United States, and internationally.

Thank you for your investment in The Gabelli Healthcare & WellnessRx Trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2025 (a) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (6/28/07)
The Gabelli Healthcare & WellnessRx Trust (GRX)
NAV Total Return (b)	(0.97)%	(0.56)%	0.06%	3.13%	3.18%	9.19%	7.24%
Investment Total Return (c)	1.26	4.85	1.95	5.09	4.02	9.85	6.70
S&P 500 Health Care Index	(1.11)	(5.90)	3.46	7.93	8.03	13.06	9.76
S&P 500 Consumer Staples Index	6.40	12.16	8.95	11.20	9.19	11.59	9.73
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	2.65	3.13	6.21	9.57	8.61	12.33	9.75

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2025:

The Gabelli Healthcare & WellnessRx Trust

Health Care Providers and Services	21.2%
Pharmaceuticals	19.5%
Health Care Equipment and Supplies	19.3%
Food	17.0%
Food and Staples Retailing	9.4%
Biotechnology	4.7%
Beverages	2.5%
Household and Personal Products	2.1%
Electronics	1.5%
U.S. Government Obligations	1.3%
Specialty Chemicals	1.0%
Equipment and Supplies	0.5%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 98.6%
	Beverages — 2.5%
50,000	China Mengniu Dairy Co. Ltd.	$111,133	$102,549
26,743	Danone SA	1,503,013	2,184,973
40,000	ITO EN Ltd.	954,106	907,191
13,500	Morinaga Milk Industry Co. Ltd.	116,957	303,458
30,000	Suntory Beverage & Food Ltd.	1,001,275	960,383
424,000	Vitasoy International Holdings Ltd.	253,570	495,840
		3,940,054	4,954,394
	Biotechnology — 4.6%
10,000	Amgen Inc.	3,025,103	2,792,100
7,500	Bio-Rad Laboratories Inc., Cl. A†	3,215,659	1,809,900
49,500	Bridgebio Pharma Inc.†	1,230,281	2,137,410
8,000	Charles River Laboratories International Inc.†	1,736,478	1,213,840
3,600	Illumina Inc.†	264,617	343,476
1,100	Regeneron Pharmaceuticals Inc.	487,926	577,500
400	Waters Corp.†	94,822	139,616
		10,054,886	9,013,842
	Electronics — 1.5%
7,000	Thermo Fisher Scientific Inc.	850,312	2,838,220

	Equipment and Supplies — 0.5%
110,000	Owens & Minor Inc.†	1,729,992	1,001,000

	Food — 17.0%
8,000	Calavo Growers Inc.	250,688	212,720
15,000	Conagra Brands Inc.	422,042	307,050
30,000	Flowers Foods Inc.	306,586	479,400
5,000	General Mills Inc.	424,598	259,050
33,200	Kerry Group plc, Cl. A	1,263,112	3,574,466
335,000	Kikkoman Corp.	812,747	3,112,600
10,000	Maple Leaf Foods Inc.	169,092	208,335
27,000	MEIJI Holdings Co. Ltd.	273,500	597,542
25,000	Mondelēz International Inc., Cl. A	1,143,284	1,686,000
35,000	Nestlé SA	2,632,513	3,477,283
4,900	Niagen Bioscience Inc.†	37,005	70,609
47,000	Nomad Foods Ltd.	871,047	798,530
40,000	Post Holdings Inc.†	1,092,790	4,361,200
85,000	The Campbell’s Company	3,866,340	2,605,250
30,000	The J.M. Smucker Co.	2,997,089	2,946,000
50,000	The Kraft Heinz Co.	1,937,377	1,291,000
Shares		Cost	Market Value
60,000	The Simply Good Foods Co.†	$2,169,159	$1,895,400
120,000	Tingyi (Cayman Islands) Holding Corp.	196,545	175,797
40,000	Unilever plc, ADR	1,589,620	2,446,800
30,000	WK Kellogg Co.	432,982	478,200
116,000	Yakult Honsha Co. Ltd.	1,758,953	2,184,993
		24,647,069	33,168,225
	Food and Staples Retailing — 9.4%
90,000	BellRing Brands Inc.†	1,814,864	5,213,700
44,335	CVS Health Corp.	1,460,359	3,058,228
30,000	Ingles Markets Inc., Cl. A	454,430	1,901,400
15,000	McCormick & Co. Inc., Non-Voting	1,136,284	1,137,300
1,000	Smithfield Foods Inc.	20,000	23,530
20,000	Sprouts Farmers Market Inc.†	403,296	3,292,800
50,000	The Kroger Co.	791,123	3,586,500
10,000	Walgreens Boots Alliance Inc.	104,166	114,800
		6,184,522	18,328,258
	Health Care Equipment and Supplies — 19.3%
170,000	Bausch + Lomb Corp.†	2,969,477	2,211,700
92,000	Baxter International Inc.	4,001,386	2,785,760
10,400	Becton Dickinson & Co.	2,166,053	1,791,400
4,605	Boston Scientific Corp.†	26,338	494,623
625	Encompass Health Corp.	74,663	76,644
3,364	Gerresheimer AG	143,086	189,730
14,000	Globus Medical Inc., Cl. A†	527,405	826,280
54,000	Halozyme Therapeutics Inc.†	2,522,082	2,809,080
40,000	Henry Schein Inc.†	2,379,846	2,922,000
10,000	ICU Medical Inc.†	1,942,732	1,321,500
182,000	InfuSystem Holdings Inc.†	1,422,953	1,135,680
25,000	Integer Holdings Corp.†	1,228,379	3,074,250
200	Intuitive Surgical Inc.†	85,675	108,682
32,500	Lantheus Holdings Inc.†	1,952,786	2,660,450
21,000	Medtronic plc	1,613,168	1,830,570
10,000	Neogen Corp.†	75,249	47,800
90,000	NeoGenomics Inc.†	982,804	657,900
5,000	QuidelOrtho Corp.†	193,515	144,100
10,000	Solventum Corp.†	719,429	758,400
9,000	Stryker Corp.	484,762	3,560,670
28,000	SurModics Inc.†	894,369	831,880
43,000	The Cooper Companies Inc.†	1,465,026	3,059,880
68,188	Treace Medical Concepts Inc.†	1,212,872	400,946
100,000	Viemed Healthcare Inc.†	784,161	691,000

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
34,600	Zimmer Biomet Holdings Inc.	$3,500,799	$3,155,866
		33,369,015	37,546,791
	Health Care Providers and Services — 21.2%
1,800	Akero Therapeutics Inc.†	92,308	96,048
160	Alnylam Pharmaceuticals Inc.†	41,716	52,174
1,585	ARS Pharmaceuticals Inc.†	22,050	27,658
155,000	Avantor Inc.†	3,500,629	2,086,300
35,000	Avita Medical Inc.†	200,352	185,150
2,000	BrightSpring Health Services Inc.†	42,218	47,180
12,660	Cencora Inc.	1,466,256	3,796,101
5,000	Centene Corp.†	298,100	271,400
4,000	Chemed Corp.	1,800,248	1,947,720
5,000	DaVita Inc.†	285,075	712,250
300	Dexcom Inc.†	25,407	26,187
10,000	Elevance Health Inc.	2,054,970	3,889,600
260	Eli Lilly & Co.	185,512	202,678
233,000	Evolent Health Inc., Cl. A†	3,290,420	2,623,580
1,675	Gilead Sciences Inc.	163,638	185,707
1,800	GRAIL Inc.†	25,672	92,556
9,000	HCA Healthcare Inc.	1,546,237	3,447,900
1,000	Hims & Hers Health Inc.†	32,540	49,850
2,100	Hinge Health Inc., Cl. A†	85,342	108,675
1,785	Insmed Inc.†	125,648	179,642
1,875	KalVista Pharmaceuticals Inc.†	25,062	21,197
12,200	Labcorp Holdings Inc.	1,150,914	3,202,622
170	Madrigal Pharmaceuticals Inc.†	47,916	51,449
3,270	McKesson Corp.	198,043	2,396,191
150,000	Option Care Health Inc.†	1,364,612	4,872,000
12,000	Orthofix Medical Inc.†	184,825	133,800
1,000	Oscar Health Inc., Cl. A†	20,955	21,440
1,475	Soleno Therapeutics Inc.†	100,256	123,575
1,500	Structure Therapeutics Inc., ADR†	36,367	31,110
60,000	Surgery Partners Inc.†	1,432,775	1,333,800
36,600	Tenet Healthcare Corp.†	740,605	6,441,600
7,345	UnitedHealth Group Inc.	3,193,835	2,291,420
1,100	Verona Pharma plc, ADR†	94,634	104,038
1,200	Viking Therapeutics Inc.†	35,320	31,800
3,333	VivoSim Labs Inc.†	10,699	4,900
4,650	Waystar Holding Corp.†	136,018	190,046
		24,057,174	41,279,344
	Household and Personal Products — 2.1%
12,000	Church & Dwight Co. Inc.	774,331	1,153,320
10,000	Colgate-Palmolive Co.	646,459	909,000
Shares		Cost	Market Value
30,000	Edgewell Personal Care Co.	$898,975	$702,300
750	Herc Holdings Inc.	14,827	19,380
8,000	The Procter & Gamble Co., CDI	615,784	1,274,560
		2,950,376	4,058,560
	Pharmaceuticals — 19.5%
18,000	Abbott Laboratories	706,320	2,448,180
33,975	AbbVie Inc.	3,565,431	6,306,439
25,000	Achaogen Inc.†(a)	360	0
32,300	AstraZeneca plc, ADR	1,755,757	2,257,124
17,500	Bausch Health Cos. Inc.†	139,049	116,550
48,200	Bristol-Myers Squibb Co.	2,132,935	2,231,178
65,000	Elanco Animal Health Inc.†	1,771,612	928,200
41,000	Johnson & Johnson	5,167,603	6,262,750
45,500	Merck & Co. Inc.	3,840,794	3,601,780
56,000	Perrigo Co. plc	1,940,321	1,496,320
33,200	Pfizer Inc.	792,609	804,768
7,700	Roche Holding AG, ADR	158,940	313,852
198,675	Teva Pharmaceutical Industries Ltd., ADR†	3,352,531	3,329,793
16,300	The Cigna Group	2,365,047	5,388,454
5,500	Vertex Pharmaceuticals Inc.†	1,123,043	2,448,600
9,900	Zimvie Inc.†	83,656	92,565
		28,896,008	38,026,553
	Specialty Chemicals — 1.0%
20,000	Sensient Technologies Corp.	1,426,267	1,970,400

	TOTAL COMMON STOCKS	138,105,675	192,185,587

	PREFERRED STOCKS — 0.1%
	Biotechnology — 0.1%
5,600	XOMA Royalty Corp., Ser. A, 8.625%	103,485	144,088

	RIGHTS — 0.0%
	Health Care Providers and Services — 0.0%
38,284	Chinook Therapeutics Inc., CVR†	0	7,657

	Pharmaceuticals — 0.0%
13,000	Paratek Pharmaceuticals Inc., CVR†	0	260

	TOTAL RIGHTS	0	7,917

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2025 (Unaudited)

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Health Care Providers and Services — 0.0%
420	Option Care Health Inc., Cl. A, expire 06/30/25†	$384	$1,239
420	Option Care Health Inc., Cl. B, expire 06/30/25†	363	701
		747	1,940

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.3%
$2,510,000	U.S. Treasury Bills, 4.241%††, 09/25/25	2,484,828	2,484,844

TOTAL INVESTMENTS — 100.0%		$140,694,735	194,824,376

Other Assets and Liabilities (Net)			2,109,420

PREFERRED SHAREHOLDERS (3,328,500 preferred shares outstanding)			(33,285,000)

NET ASSETS — COMMON SHAREHOLDERS (15,447,824 common shares outstanding)			$163,648,796

NET ASSET VALUE PER COMMON SHARE ($163,648,796 ÷ 15,447,824 shares outstanding)			$10.59

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CDI	CHESS (Australia) Depository Interest
CVR	Contingent Value Right

Geographic Diversification	% of Total Investments	Market Value
North America	84.2%	$163,980,543
Europe	11.3	22,003,479
Japan	4.1	8,066,168
Asia/Pacific	0.4	774,186
Total Investments	100.0%	$194,824,376

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

Assets:
Investments, at value (cost $140,694,735)	$194,824,376
Cash	194,256
Foreign currency, at value (cost $175)	176
Receivable for investments sold	1,720,341
Dividends receivable	381,111
Deferred offering expense	324,279
Prepaid expenses	2,075
Total Assets	197,446,614
Liabilities:
Distributions payable	19,231
Payable for investment advisory fees	178,186
Payable for payroll expenses	69,220
Payable for common offering costs	41,699
Payable for accounting fees	7,500
Payable for preferred offering expenses	107,528
Series E Cumulative Preferred Shares, callable and mandatory redemption 12/26/25 (See Notes 2 and 7)	16,165,000
Series G Cumulative Preferred Shares, callable and mandatory redemption 06/26/25 (See Notes 2 and 7)	17,120,000
Other accrued expenses	89,454
Total Liabilities	33,797,818
Net Assets Attributable to Common Shareholders	$163,648,796

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$106,949,265
Total distributable earnings	56,699,531
Net Assets	$163,648,796

Net Asset Value per Common Share:
($163,648,796 ÷ 15,447,824 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.59

Statement of Operations

For the six months ended June 30, 2025 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $49,296)	$1,721,385
Interest	245,384
Total Investment Income	1,966,769
Expenses:
Investment advisory fees	1,112,504
Interest expense on preferred shares	1,385,116
Shareholder communications expenses	77,158
Payroll expenses	64,905
Legal and audit fees	61,205
Shareholder services fees	39,351
Trustees’ fees	30,000
Accounting fees	22,500
Offering expense for issuance of preferred shares	11,806
Custodian fees	9,901
Interest expense	146
Miscellaneous expenses	20,023
Total Expenses	2,834,615
Less:
Expenses paid indirectly by broker (See Note 5)	(2,166)
Net Expenses	2,832,449
Net Investment Loss	(865,680)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,888,987
Net realized gain on foreign currency transactions	7,333
Net realized gain on investments and foreign currency transactions	6,896,320
Net change in unrealized appreciation/depreciation:
on investments	(7,579,142)
on foreign currency translations	22,840
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(7,556,302)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(659,982)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(1,525,662)

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations:
Net investment loss	$(865,680)	$(2,164,345)
Net realized gain on investments and foreign currency transactions	6,896,320	11,235,509
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(7,556,302)	(9,356,165)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	(1,525,662)	(285,001)

Distributions to Common Shareholders:
Accumulated earnings	(2,621,315)*	(9,373,380)
Return of capital	(2,330,058)*	—
Total Distributions to Common Shareholders	(4,951,373)	(9,373,380)

Fund Share Transactions:
Net decrease from repurchase of common shares	(735,956)	(4,289,805)
Net Decrease in Net Assets from Fund Share Transactions	(735,956)	(4,289,805)

Net Decrease in Net Assets Attributable to Common Shareholders	(7,212,991)	(13,948,186)

Net Assets Attributable to Common Shareholders:
Beginning of year	170,861,787	184,809,973
End of period	$163,648,796	$170,861,787

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Cash Flows

For the six months ended June 30, 2025 (Unaudited)

Net decrease in net assets attributable to common shareholders resulting from operations	$(1,525,662)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(15,405,676)
Proceeds from sales of long term investment securities	36,856,954
Net sales of short term investment securities	8,238,955
Net realized gain on investments	(6,888,987)
Net change in unrealized depreciation on investments	7,579,142
Net amortization of discount	(245,542)
Increase in receivable for investments sold	(1,720,341)
Decrease in dividends receivable	42,574
Decrease in prepaid expenses	5,002
Decrease in payable for investments purchased	(144,003)
Decrease in payable for offering costs	(7,769)
Decrease in payable for investment advisory fees	(18,291)
Decrease in payable for payroll expenses	(9,036)
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(99,412)
Net cash provided by operating activities	26,661,658

Net decrease in net assets resulting from financing activities:
Redemption of Series E 5.200% Cumulative Preferred Stock	(14,200,000)
Redemption of Series G 5.200% Cumulative Preferred Stock	(6,550,000)
Distributions to common shareholders	(4,971,167)
Repurchase of common shares	(735,956)
Decrease in payable to bank	(10,103)
Net cash used in financing activities	(26,467,226)
Net increase in cash	194,432
Cash (including foreign currency):
Beginning of year	—
End of period	$194,432

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred shares	$1,385,116
Interest paid on bank overdrafts	146

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2025		Year Ended December 31,
	(Unaudited)		2024	2023	2022	2021		2020
Operating Performance:
Net asset value, beginning of year	$11.01		$11.58	$12.01	$15.36	$13.81		$13.10
Net investment loss	(0.06)		(0.14)	(0.14)	(0.17)	(0.13)		(0.00	)(a)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.05)		0.12	0.22	(2.59)	2.61		1.38
Total from investment operations	(0.11)		(0.02)	0.08	(2.76)	2.48		1.38

Distributions to Preferred Shareholders: (b)
Net investment income	—		—	—	—	—		(0.00	)(a)
Net realized gain	—		—	—	—	—		(0.14)
Total distributions to preferred shareholders	—		—	—	—	—		(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.11)		(0.02)	0.08	(2.76)	2.48		1.24

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.60)	(0.04)	(0.02)	—		(0.01)
Net realized gain	(0.15	)*	—	(0.54)	(0.57)	(0.96)		(0.57)
Return of capital	(0.15	)*	—	(0.02)	(0.01)	—		—
Total distributions to common shareholders	(0.32)		(0.60)	(0.60)	(0.60)	(0.96)		(0.58)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		0.05	0.10	0.01	0.03		0.06
Offering costs for preferred shares charged to paid-in capital	—		—	(0.01)	—	—		—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	—	—	(0.00	)(a)	(0.01)
Total Fund share transactions	0.01		0.05	0.09	0.01	0.03		0.05

Net Asset Value Attributable to Common Shareholders, End of Period	$10.59		$11.01	$11.58	$12.01	$15.36		$13.81
NAV total return †	(0.97)%		(0.05)%	1.56%	(17.98)%	18.47%		10.82%
Market value, end of period	$9.45		$9.64	$9.33	$10.28	$13.57		$11.95
Investment total return ††	1.26%		9.60%	(3.36)%	(19.96)%	22.04%		9.94%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$196,934		$224,897	$238,130	$244,653	$343,952		$282,174
Net assets attributable to common shares, end of period (in 000’s)	$163,649		$170,862	$184,810	$204,653	$263,952		$242,174
Ratio of net investment loss to average net assets attributable to common shares before preferred share distributions	(1.02	)%(c)	(1.16)%	(1.12)%	(1.29)%	(0.86)%		(0.02)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	3.35	%(c)	3.21%	3.18%	3.11%	2.24%		1.60%
Portfolio turnover rate	7%		19%	21%	14%	29%		15%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2025	Year Ended December 31,
	(Unaudited)	2024	2023	2022	2021	2020
Cumulative Preferred Shareholders:
4.000% Series C Preferred (f)
Liquidation value, end of period (in 000’s)	—	—	—	—	$40,000	$40,000
Total shares outstanding (in 000’s)	—	—	—	—	2,000	2,000
Liquidation preference per share	—	—	—	—	$20.00	$20.00
Average market value (g)	—	—	—	—	$20.00	$20.00
Asset coverage per share	—	—	—	—	$85.99	$141.08

5.200% Series E Preferred
Liquidation value, end of period (in 000’s)	$16,165	$30,365	$40,000	$40,000	$40,000	—
Total shares outstanding (in 000’s)	1,617	3,037	4,000	4,000	4,000	—
Liquidation preference per share	$10.00	$10.00	$10.00	$10.00	$10.00	—
Average market value (g)	$10.00	$10.00	$10.00	$10.00	$10.00	—
Asset coverage per share (h)	$59.17	$41.62	$44.66	$61.16	$42.99	—

5.200% Series G Preferred
Liquidation value, end of period (in 000’s)	$17,120	$23,670	$13,320	—	—	—
Total shares outstanding (in 000’s)	1,712	2,367	1,332	—	—	—
Liquidation preference per share	$10.00	$10.00	$10.00	—	—	—
Average market value (g)	$10.00	$10.00	$10.00	—	—	—
Asset coverage per share (h)	$59.17	$41.62	$44.66	—	—	—
Asset Coverage (i)	592%	416%	447%	612%	430%	705%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no material impact on the expense ratios.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022, 2021, and 2020 would have been 2.55%, 2.46%, 2.40%, 2.29%, 1.88%, and 1.33%, respectively.
(f)	The Fund redeemed and retired all of the 2,000,000 Shares of Series C Preferred on December 26, 2022.
(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the Fund) was organized on February 20, 2007 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Trustees (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. The Board has designated the Adviser as the valuation designee under Rule 2a-5. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2025 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/25
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Pharmaceuticals	$38,026,553	—	$0	$38,026,553
Other Industries (b)	154,159,034	—	—	154,159,034
Total Common Stocks	192,185,587	—	0	192,185,587
Preferred Stocks (b)	144,088	—	—	144,088
Rights (b)	—	$7,917	—	7,917
Warrants (b)	—	1,940	—	1,940
U.S. Government Obligations	—	2,484,844	—	2,484,844
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$192,329,675	$2,494,701	$0	$194,824,376

(a)	The inputs for this security are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

At June 30, 2025, the total value of Level 3 investments for the Fund was less than 1% of total net assets.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series E and Series G Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory redemption date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s Series E Cumulative Preferred Shares and Series G Cumulative Preferred Shares (Series E Preferred and Series G Preferred) are recorded on a daily basis and are determined as described in Note 6.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The tax character of distributions paid during the year ended December 31, 2024 was as follows:

Common
Distributions paid from:
Ordinary income	$1,945,263
Net long term capital gains	7,428,117
Total distributions paid	$9,373,380

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2025:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$141,269,871	$69,693,979	$(16,139,474)	$53,554,505

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of June 30, 2025, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2025, other than short term securities and U.S. Government obligations, aggregated to $15,417,751 and $36,681,713, respectively. Purchases and sales of U.S. Government obligations for the six months ended June 30, 2025, aggregated $35,855,868 and $44,094,823, respectively.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2025, the Fund paid $1,839 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2025, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,166.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2025, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2025, the Fund accrued $64,905 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Independent Trustees and certain Interested Trustees, plus specified amounts to the Lead Trustee, Audit Committee Chairman, and Nominating Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit, which expires on June 25, 2026 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended June 26, 2025 there were no borrowings under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund repurchased and retired 76,002 and 432,452 common shares in the open market at investments of $735,956 and $4,289,805, respectively, at average discounts of approximately 11.06% and 17.03% from its NAV.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(76,002)	$(735,956)	(432,452)	$(4,289,805)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their liquidation preference plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

As of June 30, 2025 the Fund had an effective shelf registration authorizing the issuance of $200 million in common or preferred shares.

On December 18, 2020, the Fund issued 2,000,000 shares of Series C 4.00% Cumulative Preferred Shares receiving $39,841,048 after the deduction of offering expenses of $158,952. The Series C Preferred had a liquidation value of $20 per share, an annual dividend rate of 4.00%, and was redeemed by the Fund on December 18, 2024.

On December 26, 2022, 2,000,000 shares of the Series C were put back to the Fund at their liquidation preference of $20 per share plus accrued and unpaid dividends.

On October 15, 2021, the Fund issued 4,000,000 shares of Series E 5.20% Cumulative Preferred Shares receiving $39,875,000 after the deduction of actual offering expenses of $100,000. On January 6, 2024, February 29, 2024, and June 26, 2024, the Fund issued 100,000 shares, 810,000 shares, and 200,000 shares of Series G Preferred, respectively, receiving $990,000, $8,080,000, and $1,990,000, respectively, after deduction of estimated offering expenses. The Series E Preferred has a liquidation value of $10 per share and had an annual dividend rate of 4.00%. Effective February 12, 2024, the dividend rate on Series E Preferred shares increased to 5.20%. The Series E Preferred Shares are callable at the Fund’s option at any time commencing on December 26, 2024. The Series E Preferred Shares were puttable on June 26, 2024. The Board approved December 26, 2024, June 26, 2025, and June 26, 2026 as additional put dates for the Series E Preferred. The Series E Preferred is subject to a mandatory shareholder put out of which shareholders can opt on December 26, 2025, and are subject to mandatory redemption by the Fund on December 26, 2026. On June 26, 2024, and June 26, 2025, 963,500 and 1,420,000 Series E Preferred, respectively, were put back to the Fund at their liquidation

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

preference of $10 per share. At June 30, 2025, 1,616,500 shares of Series E Preferred were outstanding and accrued dividends amounted to $9,340.

On January 18, 2023, and February 1, 2023, the Fund issued 2,100,000 shares and 295,500 shares, respectively, of Series G 5.20% Cumulative Preferred Shares receiving $23,755,000 after the deduction of actual offering expenses of $200,000. On January 8, 2024, February 9, 2024, and June 26, 2024, the Fund issued 100,000; 810,000; and 200,000 shares of Series G, respectively, receiving $1,000,000; $8,100,000; and $2,000,000, respectively. The Series G Preferred has a liquidation value of $10 per share and an annual dividend rate of 5.20%. The Series G Preferred Shares were puttable on June 26, 2024 and December 26, 2024, and the Board approved December 26, 2025 as an additional put date. On December 26, 2023, 1,098,500 shares were put back to the Fund at their liquidation preference plus accumulated and unpaid dividends, leaving 1,297,000 shares. The Fund issued 35,000 shares on December 26, 2023, receiving $345,000 after the deduction of estimated offering expenses. The Series G Preferred is subject to a mandatory shareholder put out of which shareholders could opt on June 26, 2025 and are subject to mandatory redemption by the Fund on June 26, 2026. On June 26, 2024, and June 26, 2025, 10,000 and 655,000 Series G Preferred, respectively, were put back to the Fund at their liquidation preference of $10 per share. On December 26, 2024, 65,000 Series G Preferred were put back to the Fund at their liquidation preference of $10 per share. At June 30, 2025, 1,712,000 shares of Series G Preferred were outstanding and accrued dividends amounted to $9,891.

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2025	Net Proceeds	2025 Dividend Rate Range	Dividend Rate at 6/30/2025	Accrued Dividends at 6/30/2025
E 5.200%	October 15, 2021	4,000,000	1,616,500	$39,875,000	Fixed Rate	5.200%	$9,340
G 5.200%	Various	2,395,500	1,712,000	$23,755,000	Fixed Rate	5.200%	$9,891

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

10. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2025, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 12, 2025 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2025. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Jeffrey J. Jonas as a Trustee of the Fund, with 14,222,748 votes votes cast in favor of this Trustee and 2,578,790 votes withheld for this Trustee.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 4,199,000 votes cast in favor of this Trustee and no votes withheld for this Trustee.

Mario J. Gabelli, Calgary Avansino, Vincent D. Enright, Leslie F. Foley, Robert C. Kolodny, Agnes Mullady, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Daniel Barasa, joined Gabelli Funds in 2022 as an analyst covering the pharmaceuticals, insurance, value-based care and life sciences (CROs) industries. Previously, he worked as an actuary at Cigna and New York Life. Mr. Barasa graduated summa cum laude from Berea College with a BA in Economics and Mathematics and holds an MBA from Harvard Business School. He is also a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESS^{Rx} TRUST
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Jeffrey J. Jonas, CFA
Portfolio Manager,
Gabelli Funds, LLC

Robert C. Kolodny
Physician,
Principal of KBS
Management LLC

Agnes Mullady
Former Senior Vice President
of GAMCO Investors, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Bethany A. Uhlein
Vice President & Ombudsman

David I. Schachter
Vice President

Adam E. Tokar
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GRX Q2/2025

GABELLI
FUNDS

THE GABELLI HEALTHCARE & WELLNESS Rx TRUST

GRX

Semiannual Report
June 30, 2025

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 13, 2025, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered the one-, three-, five-, and ten-year investment performance as compared to relevant sector equity indices and the performance of other sector equity healthcare and biotechnology closed-end and open-end funds in the Lipper peer group and a group of peer funds selected by the Adviser. The Independent Board Members noted that the Fund’s NAV performance was below the average and median of funds in its Lipper peer group for the prior one-, three-, five-, and ten-year periods ended December 31, 2024. The Independent Board Members also noted that the Fund’s NAV performance was below the average and median of funds in the Adviser-selected peer group for the one-, three-, five-, and ten-year periods ended December 31, 2024. The Independent Board Members also recognized that the performance of certain peer group funds is not necessarily a good comparison for the Fund because of the Fund’s investment strategy compared to the investment strategies of many funds in the peer group. The Independent Board Members also considered the Fund’s performance relative to certain benchmark indices. As was the case for the peer comparisons, the Independent Board Members recognized that comparison to an index may not yield relevant information because certain healthcare and consumer staples companies included in the indices vary from the companies in which the Fund is permitted to invest under its investment objective, policies, and restrictions. In addition, the indices include growth companies that may not be consistent with the Adviser’s value-oriented investment strategy. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s Lipper peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO, for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted the level of management and gross advisory fees, other non-management expenses and total expenses paid by the Fund are higher than the median and average for its peer group. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, most of which do not utilize leverage and certain of which are open-end funds. It was noted that the non-management expenses and total expense ratio could be impacted by the large number of shareholder accounts and related transfer agency costs. The Independent Board Members concluded that the management fee is not excessive based upon the qualifications, experience, reputation and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2024. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were advised that economies of scale in the form of lower expenses are not likely to be realized until the Fund was of a larger size. Nonetheless, the Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Fund Complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund received highly experienced portfolio management services and good ancillary services and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2025 through 01/31/2025	Common – 13,887 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.93 Preferred Series G – N/A Preferred Series E – N/A	Common – 13,887 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,523,826 - 13,887 = 15,509,939 Preferred Series G – 2,367,000 Preferred Series E – 3,036,500
Month #2 02/01/2025 through 02/28/2025	Common – 9,365 Preferred Series G – N/A Preferred Series E – N/A	Common – $10.05 Preferred Series G – N/A Preferred Series E – N/A	Common – 9,365 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,509,939 - 9,365 = 15,500,574 Preferred Series G – 2,367,000 Preferred Series E – 3,036,500
Month #3 03/01/2025 through 03/31/2025	Common – 2,753 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.95 Preferred Series G – N/A Preferred Series E – N/A	Common – 2,753 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,500,574 - 2,753 = 15,497,821 Preferred Series G – 2,367,000 Preferred Series E – 3,036,500
Month #4 04/01/2025 through 04/30/2025	Common – 4,700 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.33 Preferred Series G – N/A Preferred Series E – N/A	Common – 4,700 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,497,821 - 4,700 = 15,493,121 Preferred Series G – 2,367,000 Preferred Series E – 3,036,500

Month #5 05/01/2025 through 05/31/2025	Common – 90,246 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.50 Preferred Series G – N/A Preferred Series E – N/A	Common – 90,246 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,493,121 - 35,943 = 15,457,178 Preferred Series G – 2,367,000 Preferred Series E – 4,000,000
Month #6 06/01/2025 through 06/30/2025	Common – 9,354 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.51 Preferred Series G – N/A Preferred Series E – N/A	Common – 9,354 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,457,178 - 9,354 = 15,447,824 Preferred Series G – 1,712,000 Preferred Series E – 1,616,500
Total	Common – 76,002 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.67 Preferred Series G – N/A Preferred Series E – N/A	Common – 76,002 Preferred Series G – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to their respective liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2025

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer

Date	September 4, 2025

*	Print the name and title of each signing officer under his or her signature.